UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2007

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14762	36-3858106
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee 38120

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a – 12)

☐                                    Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐                                    Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e – 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2007, The ServiceMaster Company (“ServiceMaster”) announced the departure of Group President Katrina Helmkamp.  Ms. Helmkamp had oversight responsibility for the Terminix and TruGreen business units which will now report to J. Patrick Spainhour, Chief Executive Officer of ServiceMaster.

A copy of the press release issued by ServiceMaster announcing the departure of Ms. Helmkamp is attached hereto as exhibit 99.1 and incorporated herein by reference.

On August 13, 2007, in connection with her departure, ServiceMaster entered into a Separation Agreement and General Release (the “Separation Agreement”) with Ms. Helmkamp.  Pursuant to the Separation Agreement, Ms. Helmkamp’s employment ended on August 17, 2007 and she will be paid a lump sum amount of $1,836,750 by August 24, 2007, subject to withholding and other deductions.  Ms. Helmkamp’s participation in ServiceMaster’s Annual Bonus Plan, Corporate Performance Plan, 401(k) plan and deferred compensation plan ceased on August 17, 2007.  Until August 17, 2009, Ms. Helmkamp and her dependents will continue to be covered under ServiceMaster’s medical, accident, disability and life insurance policies.  In addition, pursuant to the Separation Agreement, Ms. Helmkamp agreed not to compete with ServiceMaster until July 24, 2008 and not to solicit ServiceMaster’s employees or customers until January 24, 2009.  Ms. Helmkamp also agreed not to disclose confidential information of ServiceMaster.

A copy of the Separation Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.1	Separation Agreement and General Release, dated as of August 13, 2007, between Katrina L. Helmkamp and The ServiceMaster Company

99.1	Press Release, dated August 15, 2007, announcing the departure of Katrina L. Helmkamp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2007	THE SERVICEMASTER COMPANY

	By:	/s/ Jim L. Kaput
Jim L. Kaput
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Separation Agreement and General Release, dated as of August 13, 2007, between Katrina L. Helmkamp and The ServiceMaster Company

99.1	Press Release, dated August 15, 2007, announcing the departure of Katrina L. Helmkamp